Summary Prospectus October 1, 2010
PNC Ultra Short Bond Fund Class A – PSBAX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.pncfunds.com/Forms_Literature/Prospectuses/default.fs. You may also obtain this information at no additional cost by calling 1-800-622-FUND (3863) or by sending an e-mail request to pncfundfulfillment@pnc.com. The Fund’s Prospectus and Statement of Additional Information, both dated October 1, 2010, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks to provide high current income while preserving capital.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares. You may qualify for sales charge discounts of the Fund if you and your family invest, or agree to invest in the future, at least $100,000 in PNC Funds. More information about these and other discounts is available from your financial intermediary and in the “Sales Charges” section of the Fund’s prospectus on page 60 and in the “Additional Purchase and Redemption Information” section on page 44 of the Fund’s statement of additional information.

Shareholder Fees
(fees paid directly from your investment)
		Class A			Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		1.00%			None

Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)		None			1.00%	[1]

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)		None			None

Redemption Fee (as a percentage of amount redeemed, if applicable)		None			None

Exchange Fee		None			None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.20%			0.20%

Distribution (12b-1) Fees		0.03%	[2]		0.75%

Other Expenses		0.45%			0.45%

Shareholder Servicing Fees	0.25%			0.25%

Other[3]	0.20%			0.20%

Total Annual Fund Operating Expenses[4]		0.68%			1.40%

[1]	A contingent deferred sales charge of 1.00% is charged if you redeem Class C Shares prior to 18 months from the date of purchase.

[2]	The Fund may reimburse expenses up to a maximum of 0.10% under the Fund’s distribution plan for Class A Shares. The Board of Trustees has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the Fund. This commitment continues through September 30, 2011, at which time the Board will determine whether to renew, review or discontinue it.

[3]	“Other Expenses” include indirect fees and expenses of Acquired Funds less than 0.01% but greater than 0.005%. “Acquired Fund” means any investment company in which the Fund invests or has invested during the period.

[4]	Total Annual Fund Operating Expenses have been adjusted as necessary from amounts incurred during the most recent fiscal year to reflect current fees and expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A or Class C Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same, except that the contractual limitation on Distribution (12b-1) Fees for Class A Shares is reflected only in the one year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$169	$337	$513	$1,021

Class C Shares	$243	$443	$766	$1,680

For Class C Shares, you would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C Shares	$143	$443	$766	$1,680

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 71% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of investment grade securities at the time of purchase. The dollar-weighted average maturity of the Fund’s portfolio is normally expected to be less than 18 months, but may vary in response to market conditions. Under normal circumstances, at least 80% of the Fund’s net assets plus any borrowings for investment purposes will be

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invested in debt securities (bonds), primarily U.S. government securities, corporate bonds, asset-backed securities and mortgage-backed securities. The Fund will provide shareholders with at least 60 days’ written notice before changing this 80% policy.

If a security is downgraded, the Adviser (as defined below) will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Adviser will primarily seek to add value by emphasizing market sectors and individual securities that, based on historical yield relationships, represent an attractive valuation. Normally, all securities purchased by the Fund will be rated investment grade at the time of purchase, or be of comparable quality if unrated. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by the Adviser to be of comparable quality. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it, in the Adviser’s view, no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

PRINCIPAL RISKS

Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

Credit Risk. The possibility that the issuer of a security, or counterparty, will not be able to make payments of interest and principal when due. The value of an investment may decline if its issuer or the Fund’s counterparty defaults or if its credit quality deteriorates.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks (“FHLBs”)). Unlike GNMA securities, securities issued or guaranteed by U.S. government related organizations such as FNMA, Freddie Mac and FHLBs are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide ongoing or future financial support.

Interest Rate Risk. An investment in fixed income securities and money market instruments is subject to interest rate risk. The market value of fixed income securities will change as interest rates go up and down. The Fund’s yield could decline due to falling interest rates and the market prices of the Fund’s fixed income investments could decline due to an increase in market interest rates.

Market Risk. The Fund is subject to the risk that the markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.

Prepayment/Extension Risk. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares from year to year and by showing how the average annual returns of the Fund’s Class A Shares compare with those of a broad measure of market performance. The bar chart shows changes in the performance of the Fund’s Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns in the table reflect the deduction of applicable sales charges. Class C Shares of the Fund have not commenced operations and are currently not offered to shareholders. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict the Fund’s future performance. Updated information on the Fund’s performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_301/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

Best Quarter	1.90%	(12/31/08)
Worst Quarter	-0.42%	(6/30/04)

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The Fund’s year-to-date total return, excluding any applicable sales charges, for Class A Shares through June 30, 2010 was 0.26%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2009)

			Since
			Inception
	1 Year	5 Years	(1/6/03)
Class A Shares
Returns Before Taxes	1.51%	3.47%	2.82%
Returns After Taxes on Distributions[1]	0.81%	2.28%	1.81%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	0.98%	2.26%	1.81%

Merrill Lynch 1-Year U.S. Treasury Index (reflects no deduction for fees, expenses or taxes) (since inception date 12/31/02)	0.80%	3.62%	2.90%

[1]	After-tax returns are shown for Class A Shares only. After-tax returns for Class C Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC (the “Adviser”) is the investment adviser to the Fund.

Portfolio Managers

	Years as
	Fund
	Portfolio
Name	Manager	Title
Andrew D. Harding	10	Managing Director and Chief Investment Officer of Taxable Fixed Income

Timothy D. Compan, Jr., CFA	1	Senior Portfolio Manager

Mark A. Lozina, CFA	8	Senior Portfolio Manager

Sean T. Rhoderick, CFA	1	Senior Portfolio Manager

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains. However, this will not be the case if you invested in the Fund through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

IMPORTANT ADDITIONAL INFORMATION

Purchase and Sale of Fund Shares

You may purchase or redeem (sell) Fund shares by phone, mail, wire or online on each day that the New York Stock Exchange is open. Shares cannot be purchased by wire transactions on days when banks are closed.

By Phone, Wire or through a Systematic Plan: contact your financial intermediary or, if you hold your shares directly through the PNC Funds, you should contact the PNC Funds by phone at 1-800-622-FUND (3863).

By Mail: write to the PNC Funds c/o BNY Mellon Investment Servicing, P.O. Box 9795, Providence, Rhode Island 02940-9795.

By Internet: www.pncfunds.com.

Minimum Initial Investments:

•	In general, a Fund’s minimum initial investment is $1,000 for Class A and Class C Shares; and

•	The minimum initial investment for shares purchased through a Systematic Investment Program (“SIP”) is $50 for Class A and Class C Shares.

Minimum Subsequent Investments:

•	There is no minimum subsequent investment amount, unless shares are purchased through a SIP; and

•	Shares purchased through a SIP have a $50 minimum subsequent investment requirement.

A Fund’s initial and subsequent investment minimums may be reduced or waived in some cases.

Payments to Broker Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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PNC Funds
P.O. Box 9795
Providence, RI 02940-9795

SUM-FIUSA-1010